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                          NOTICE OF FUNDAMENTAL CHANGE
                                       AND
                    RIGHT TO REQUIRE REPURCHASE OF SECURITIES
                                       OF
                              CONNETICS CORPORATION

                2.00% Convertible Senior Notes due March 30, 2015

THE RIGHT TO REQUIRE REPURCHASE WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON FEBRUARY 8, 2007, AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON FEBRUARY 9, 2007, AND BOTH MAY NOT BE EXTENDED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

Connetics Corporation ("Connetics" or the "Company"), a Delaware corporation, hereby gives notice to the Holders of its outstanding 2.00% Convertible Senior Notes due March 30, 2015 (the "Securities"), governed by the terms of the Indenture, dated as of March 23, 2005 (the "Indenture"), between Connetics and The Bank of New York Trust Company, N.A. (the "Trustee"), successor in interest to J.P. Morgan Trust Company, National Association, of the Holders' right to require Connetics to repurchase the Securities at a repurchase price equal to 100% of the principal amount of the Securities, plus interest accrued and unpaid to, but excluding February 12, 2007 (the "Fundamental Change Repurchase Date"). Capitalized terms used in this notice, unless otherwise defined herein, have the meanings given to such terms in the Indenture.

A Fundamental Change occurred on December 28, 2006, as a result of the merger on such date of Clear Acquisition Sub, Inc., a wholly owned subsidiary of Stiefel Laboratories, Inc. ("Stiefel"), with and into Connetics, with Connetics continuing as the surviving entity (the "Merger") and a wholly owned subsidiary of Stiefel. Under the terms of the Indenture, upon the occurrence of a Fundamental Change the Holders of the Securities have a right to require Connetics to repurchase such Holder's Securities at a repurchase price equal to 100% of the principal amount of the Securities, plus accrued and unpaid interest to, but excluding, the Fundamental Change Repurchase Date (the "Fundamental Change Repurchase Price"). Connetics is hereby notifying the Holders of their right to require Connetics to repurchase all of the outstanding Securities.

Payment of the Fundamental Change Repurchase Price will be made in cash by the Paying Agent promptly following the Fundamental Change Repurchase Date upon presentation and surrender of the Securities as described below under "Manner of Repurchase." On the Fundamental Change Repurchase Date, for each Security tendered, the Fundamental Change Repurchase Price will become due and payable to the respective Holder. Connetics is giving this notice of the Holders' right to require repurchase in order to satisfy its obligations under the Indenture.

The Securities are obligations of Connetics. Any Securities that remain outstanding after consummation of the repurchase of Securities provided for herein will continue to be obligations of Connetics.

                              MANNER OF REPURCHASE

To exercise its right to require Connetics to repurchase Securities, a Holder of Securities shall (1) deliver written notice (attached hereto as Exhibit A (the "Fundamental Change Repurchase Notice")) of the Holder's exercise of such right by letter, overnight courier, hand delivery, facsimile transmission or in any other written form to the Paying Agent, on or before February 8, 2007, and (2) surrender such Securities, duly endorsed for transfer, to the Paying Agent. If the Paying Agent, on the day immediately following the Fundamental Change Repurchase Date, holds money sufficient to pay the Fundamental Change Repurchase Price of the Securities for which a Fundamental Change Repurchase Notice has been given, such Securities will cease to be outstanding and interest will cease to accrue.

An owner of beneficial interests in the Securities through The Depository Trust Company ("DTC") electing to submit Securities for repurchase must (i) complete the appropriate instruction form pursuant to DTC's book-entry program, (ii) deliver through the DTC's book-entry system the beneficial interest on or prior to 5:00 p.m. New York City time on February 8, 2007 together with an agent's message transmitted by DTC to the Paying Agent (instead of delivering the Fundamental Change Repurchase Notice described above) and (iii) follow any other required directions as instructed by DTC. An "agent's message" means a message, transmitted by DTC to, and received by, the Paying Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant submitting the Securities for repurchase, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the Fundamental Change Repurchase Notice.

Each owner of a beneficial interest in the Securities that has properly delivered such beneficial interest and agent's message for repurchase through DTC, and has not withdrawn such delivery prior to 5:00 p.m. New York City time on February 9, 2007, will receive the Fundamental Change Repurchase Price. Delivery by any owner of a beneficial interest in the Securities, together with an agent's message through the facilities of DTC prior to 5:00 p.m., New York City time, on February 8, 2007, is a condition to receipt of the Fundamental Change Repurchase Price by such Holder.

                              NOTICE OF WITHDRAWAL

Any Holder of Securities in certificated form who has given a Fundamental Change Repurchase Notice may withdraw such Fundamental Change Repurchase Notice (in whole or in part) by delivery of a written notice of withdrawal (attached hereto as Exhibit B (the "Withdrawal Notice")) delivered to the Paying Agent prior to the close of business on February 9, 2007.

A Withdrawal Notice for certificated Securities may be delivered by letter, overnight courier, hand delivery, facsimile transmission or other written form.

Beneficial owners who deliver beneficial interests in Securities through DTC need not submit a physical Withdrawal Notice to the Paying Agent if such owners comply with the transmittal procedures of DTC for submitting a notice of withdrawal. For a withdrawal of Securities delivered pursuant to DTC's system to be effective, a properly transmitted "Request Message" through DTC's system must be received by the Paying Agent at the address set forth below prior to 5:00 p.m., New York City time, on February 9, 2007, and such Request Message should contain the information specified in the above Withdrawal Notice.

                                CONVERSION RIGHTS

Holders that do not elect to require Connetics to repurchase their Securities will have the right to convert their Securities, upon the terms and subject to the conditions of the Indenture, into the consideration that the Holder would have received had the Holder converted such Securities immediately prior to the Merger. This right of conversion will end at the close of business on February 8, 2007. Each Holder of a Security has the right, upon conversion of such Security, to receive an amount of cash equal to $493.45 for each $1,000 principal amount of Securities (the "Conversion Value"). This amount is based upon the Initial Conversion Rate of 28.1972 shares of Connetics common stock, par value $0.001 per share (the "Common Stock"), per $1,000 principal amount of the Securities. The Initial Conversion Rate has not been adjusted. The Conversion Value is fixed as of the date of the Merger and is not subject to further adjustment. Holders exercising the right to require Connetics to repurchase the Securities, however, will receive 100% of the principal amount of the Securities, plus accrued and unpaid interest to, but excluding, the Fundamental Change Repurchase Date.

In order to receive the Conversion Value, such Holder must deliver an irrevocable conversion notice substantially in the form set forth in the Indenture, together with the Security (if the Security is in certificated form), duly endorsed in blank, by February 8, 2007, to the Conversion Agent at any office or agency of Connetics maintained for that purpose pursuant to the terms of the Indenture. Any Holder may obtain copies of the required form of the conversion notice from the Conversion Agent. Persons that hold beneficial interests in Securities through DTC need not submit a physical conversion notice if such persons comply with the applicable procedures of DTC.

Securities with respect to which a Fundamental Change Repurchase Notice has been given by the Holder may be converted only if the Holder withdraws the Fundamental Change Repurchase Notice as described above.

              NOTICE OF WITHDRAWAL OF RESALE REGISTRATION STATEMENT
                               AND RELATED WAIVER

Connetics intends to withdraw the resale registration statement on Form S-1 (Registration No. 333-125982) with respect to the resale of the Securities and the shares of common stock issuable upon conversion of the Securities (the "Registration Statement"), effective upon the Fundamental Change Repurchase Date. By exercising the right to require Connetics to repurchase the Securities and delivering the Fundamental Change Repurchase Notice or the appropriate DTC form, each Holder waives the obligation of Connetics to keep the Registration Statement effective as set forth in Registration Rights Agreement, by and between Connetics and the purchasers party thereto, dated March 23, 2005, unless such Holder notifies the Trustee, prior to the close of business on February 8, 2007, at the address or phone number below that such Holder objects to and does not agree to provide such waiver. To the extent a Holder does not object to the waiver, such Holder will receive the amounts due to such Holder upon the exercise of its right to require Connetics to repurchase the Securities contemplated hereby at least one business day prior to the date contemplated by the Indenture.

                            TRUSTEE AND PAYING AGENT

The name, address, telephone number and facsimile number of the Trustee and Paying Agent for the Securities, The Bank of New York Trust Company, N.A., are as follows:

               The Bank of New York Corporate Trust Operations
               Reorganization Unit
               Attn: Evangeline Gonzales
               101 Barclay Street - 7 East
               New York NY 10286

               Telephone Number: (212) 815-3738
               Facsimile Number: (212) 298-1915

Delivery of the Fundamental Change Repurchase Notice and all other required documents to an address other than as set forth above does not constitute valid delivery. Delivery of documents to DTC or Connetics does not constitute delivery to the Paying Agent. The method of delivery of all documents, including certificates representing the Securities, is at the risk of the Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. The Fundamental Change Repurchase Notice must be signed in the appropriate space provided therefor, with the signature guarantee if required.

                                     GENERAL

The CUSIP numbers for the Securities are: 208192AC8 and 208192AD6. Such CUSIP numbers have been assigned by Standard & Poor's Corporation and are included solely for the convenience of Holders of the Securities.

January 10, 2006.

                                    EXHIBIT A

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

                    ("FUNDAMENTAL CHANGE REPURCHASE NOTICE")

     (1) Pursuant to Article XIII of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

     (2) The undersigned hereby directs the Trustee or the Company to pay it or ________________ the repurchase price as set forth in the Indenture.

Dated:

____________________

____________________
Signature(s)

Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


____________________
Signature Guaranteed


Principal amount of securities to be repurchased (at least U.S. $1,000 or an integral multiple of $1,000 in excess thereof): ____________

Remaining principal amount following such repurchase (not less than U.S. $1,000): ____________


NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration of any change whatsoever.


The above Fundamental Change Repurchase Notice, properly completed, together with the Securities in certificate form, MUST BE RECEIVED by The Bank of New York Trust Company, N.A. (the "Paying Agent"), at the address set forth below prior to 5:00 p.m., New York City Time, on February 8, 2007.

               The Bank of New York Corporate Trust Operations
               Reorganization Unit
               Attn: Evangeline Gonzales
               101 Barclay Street - 7 East
               New York NY 10286

               Facsimile Number: (212) 298-1915

For further information call: (212) 815-3738.

                             GENERAL INSTRUCTIONS TO
                    THE FUNDAMENTAL CHANGE REPURCHASE NOTICE

1. Please do not send Security certificates directly to the Company.

     If you hold your Securities in certificated form, your Security certificates, together with your signed and completed Fundamental Change Repurchase Notice, should be mailed, or otherwise delivered, to the Paying Agent, at the appropriate address indicated in this notice.

2. Signature, Assignments and Medallion Stamp Requirements.

     If this Fundamental Change Repurchase Notice is signed by the registered Holder(s) of the Securities transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s). If this Fundamental Change Repurchase Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Connetics Corporation (the "Company") of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

     If Securities or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

3. Certificate or Check to be Issued in a Different Name.

     If a check is to be issued in a name other than that of the registered Holder(s) of the Securities, the related Security certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Fundamental Change Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Security certificates, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

     If the Fundamental Change Repurchase Notice is signed by someone other than the registered owner, who is not a person described in the preceding paragraph, the Security certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Fundamental Change Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Securities, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

4. Joint Holders and Debenture Certificates Registered in Different Names.

     If Securities in certificated form are tendered by joint Holders, all such persons must sign the Fundamental Change Repurchase Notice.

5. Lost or Destroyed Certificates for Securities.

     If your Security certificates have been either lost or destroyed, notify the Trustee of this fact promptly by telephoning the Trustee at The Bank of New York Corporate Trust Operations, Attn: Evangeline Gonzales at (212) 815-3738. You will then be instructed as to the steps you must take in order to have your Securities repurchased. This Fundamental Change Repurchase Notice and related documents cannot be processed until the lost certificates procedures have been completed.

6. Questions on How to Submit Your Security Certificates.

     Questions and requests for assistance on how to submit your Securities in certificated form, as well as requests for additional copies of this Fundamental Change Repurchase Notice, should be directed to the Paying Agent at one of the addresses set forth in this notice or by telephoning Evangeline Gonzales at
(212) 815-3738.

                                    EXHIBIT B

                                WITHDRAWAL NOTICE

              FORM OF WITHDRAWAL NOTICE TO BE COMPLETED BY HOLDERS

     If you wish to exercise your option to withdraw a Fundamental Change Repurchase Notice previously given with respect to all or any portion of your 2.00% Convertible Senior Securities due 2015 (CUSIP Numbers 208192AC8 and 208192AD6) (the "Securities") and you hold beneficial interests in the Securities held in global form pursuant to the book-entry transfer system of The Depository Trust Company ("DTC"), you should complete the appropriate instruction form pursuant to DTC's book-entry system, deliver by book-entry delivery an interest in such Securities in global form and an agent's message and follow other directions as instructed by DTC.

     If you wish to withdraw a Fundamental Change Repurchase Notice with respect to your Securities in certificated form, this Withdrawal Notice MUST BE RECEIVED by The Bank of New York Trust Company, N.A. (the "Paying Agent"), at one of the addresses set forth below prior to 5:00 p.m., New York City time, on February 9, 2007.

                               ___________________

The name and address of the Paying Agent for the Securities, The Bank of New York Trust Company, N.A., are as follows:

               The Bank of New York Corporate Trust Operations
               Reorganization Unit
               Attn: Evangeline Gonzales
               101 Barclay Street - 7 East
               New York NY 10286

For further information call: (212) 815-3738.



Delivery of this Withdrawal Notice and all other required documents to an address other than as set forth above does not constitute valid delivery. Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent. The method of delivery of all documents, including certificates representing the Securities, is at the risk of the Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. You must sign the Withdrawal Notice in the appropriate space provided therefor, with the signature guarantee if required.

                               ___________________

Please note that if you are withdrawing a Fundamental Change Repurchase Notice with respect to Securities held in global form pursuant to the book-entry transfer system of DTC, you do not need to complete and return this Withdrawal Notice. See "Notice of Withdrawal" in the Notice of Fundamental Change and Right to Require Repurchase of Securities of Connetics Corporation.

Ladies and Gentlemen:

----------------------------------------------------------------------------------------------------------------------

                                                       ITEM A.
                                      DESCRIPTION OF SECURITIES BEING WITHDRAWN
----------------------------------------------------------------------------------------------------------------------

                                                               Certificates Withdrawn
      Name and Address of                       (Please fill in numbers and amounts and attach sheet
       Registered Holder                                  if the space below is inadequate.)
------------------------------- --------------------------------------------------------------------------------------

                                                                                                Principal Amount
                                                                                                    remaining
                                                                                             subject to repurchase
                                                                   Principal Amount being               by
                                                                   Withdrawn (if less than    the Company (if any)
                                  Certificate       Principal     all) (must be in integral   (must be in integral
                                   Number(s)          Amount       multiples of $1,000.00)  smultiples of $1,000.00)
                               ----------------- -------------- --------------------------- --------------------------

                               ----------------- -------------- --------------------------- --------------------------

                               ----------------- -------------- --------------------------- --------------------------

                               ----------------- -------------- --------------------------- --------------------------

                               ----------------- -------------- --------------------------- --------------------------

                               ----------------- -------------- --------------------------- --------------------------

                               ----------------- -------------- --------------------------- --------------------------

                                                                 Total                      Total
                                                                 Principal                  Principal
                                                                 Amount  $__________        Amount $________
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------

ITEM B. REQUIRED SIGNATURES
---------------------------------------------------------------------

The signature(s) on this Withdrawal Notice must correspond exactly with the name(s) of the: (1) registered owner(s) of the Security certificate(s) being withdrawn, or (2) person(s) to whom each such certificate has been properly assigned and transferred, in which case evidence of transfer must accompany this Withdrawal Notice.


Dated: _______________________________________
                                                                             <--
Signature: ___________________________________                           PLEASE
                                                                           SIGN
Signature: ___________________________________                             HERE

Telephone: (___)______________________________

Social Security Number or
Employer I.D. Number: ________________________




---------------------------------------------------------------------

             CONFIRMATION OF EXERCISE OF WITHDRAWAL OPTION


The signature(s) of the Holder above is confirmation that the Holder is electing that such Securities described in Item A above shall be withdrawn from Holder's previously delivered Fundamental Change Repurchase Notice, and shall not be repurchased on the Fundamental Change Repurchase Date, as provided for in the Securities and in the Indenture.
---------------------------------------------------------------------

                  GENERAL INSTRUCTIONS TO THE WITHDRAWAL NOTICE

1. Signature, Assignments and Medallion Stamp Requirements.

If this Withdrawal Notice is signed by the registered Holder(s) of the Securities transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s). If this Withdrawal Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Connetics Corporation (the "Company") of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

If Securities or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

2. Joint Holders and Debenture Certificates Registered in Different Names.

If Securities in certificated form are withdrawn by joint Holders, all such persons must sign the Withdrawal Notice in Item B.